MASSACHUSETTS FINANCIAL SERVICES COMPANY
             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000



                                        March 5, 2004



VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust II (File Nos. 33-7637 and 811-4775), on Behalf of MFS(R)Emerging Growth Fund; MFS(R) Series Trust VII (File Nos. 2-68918 and 811-3090), on Behalf of MFS(R)Capital Opportunities Fund; Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and
          811-859); Massachusetts Investors Trust (File Nos. 2-11401 and 811-203); and MFS(R)Government Securities Fund (File Nos. 2-74959 and 811-3327)

Ladies and Gentlemen:

     This letter serves as notification of the existence of a Spanish language version of the Supplement, dated March 1, 2004, to the current Prospectus of the above-named funds. The Supplement was filed electronically with the Securities and Exchange Commission on March 1, 2004, pursuant to Rule 497(e) under the Securities Act of 1933 (EDGAR Accession No. 0000912938-04-000291).

     Pursuant to Rule 306(a) of Regulation S-T, I hereby represent, to the best of my knowledge, that the Supplement filed as described above is a fair and accurate English translation of the corresponding foreign language document.

     Please call the undersigned at (617) 954-5182 or (800) 343-2829 with any questions you may have.

                                        Very truly yours,



                                        JAMES R. BORDEWICK, JR.
                                        James R. Bordewick, Jr.
                                        Assistant Secretary and Assistant
                                        Clerk of the Trusts